Exhibit 10.5

Schedule of Omitted Documents

The following loan agreements have not been filed as an exhibit pursuant to Instruction 2 of Item 601 of Regulation S-K; these documents are substantially identical in all material respects to Exhibit 10.2 to this Form 8-K:

1.	Revolving Promissory Note of CHP Partners, L.P. in favor of Bank of America, N.A. in the amount of $34,074,074, dated December 19, 2014.

2.	Revolving Promissory Note of CHP Partners, L.P. in favor of Compass Bank in the amount of $22,716,049, dated December 19, 2014.

3.	Revolving Promissory Note of CHP Partners, L.P. in favor of JPMorgan Chase Bank, N.A. in the amount of $34,074,074, dated December 19, 2014.

4.	Revolving Promissory Note of CHP Partners, L.P. in favor of SunTrust Bank in the amount of $34,074,074, dated December 19, 2014.

5.	Revolving Promissory Note of CHP Partners, L.P. in favor of Cadence Bank, N.A. in the amount of $17,037,037, dated December 19, 2014.

6.	Revolving Promissory Note of CHP Partners, L.P. in favor of Fifth Third Bank in the amount of $19,876,543, dated December 19, 2014.

7.	Revolving Promissory Note of CHP Partners, L.P. in favor of Comerica Bank in the amount of $11,358,025, dated December 19, 2014.

8.	Revolving Promissory Note of CHP Partners, L.P. in favor of The Huntington National Bank in the amount of $8,518,519, dated December 19, 2014.

9.	Revolving Promissory Note of CHP Partners, L.P. in favor of Seaside National Bank & Trust in the amount of $5,679,012, dated December 19, 2014.

The following loan agreements have not been filed as an exhibit pursuant to Instruction 2 of Item 601 of Regulation S-K; these documents are substantially identical in all material respects to Exhibit 10.3 to this Form 8-K:

1.	Term Note of CHP Partners, L.P. in favor of Bank of America, N.A. in the amount of $25,925,926, dated December 19, 2014.

2.	Term Note of CHP Partners, L.P. in favor of Compass Bank in the amount of $17,283,951, dated December 19, 2014.

3.	Term Note of CHP Partners, L.P. in favor of JPMorgan Chase Bank, N.A. in the amount of $25,925,926, dated December 19, 2014.

4.	Term Note of CHP Partners, L.P. in favor of SunTrust Bank in the amount of $25,925,926, dated December 19, 2014.

5.	Term Note of CHP Partners, L.P. in favor of Cadence Bank, N.A. in the amount of $12,962,963, dated December 19, 2014.

6.	Term Note of CHP Partners, L.P. in favor of Fifth Third Bank in the amount of $15,123,457, dated December 19, 2014.

7.	Term Note of CHP Partners, L.P. in favor of Comerica Bank in the amount of $8,641,975, dated December 19, 2014.

8.	Term Note of CHP Partners, L.P. in favor of The Huntington National Bank in the amount of $6,481,481, dated December 19, 2014.

9.	Term Note of CHP Partners, L.P. in favor of Seaside National Bank & Trust in the amount of $4,320,988, dated December 19, 2014.